UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023

Digital World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 Grand Ave, #450

Miami, FL 33133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 735-1517

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 19, 2023, the Digital World Acquisition Corp., a Delaware corporation (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, 29,992,831 shares of Class A common stock and 7,187,500 shares of Class B common stock were outstanding and entitled to vote on Proposals No. 1 and 3 (as described below). A total of 24,053,728 shares of Class A common stock and Class B common stock, or approximately 64.69% voting as a single class, were represented in person or by proxy for the purposes of voting on Proposals No. 1 and No. 3.

A total of 28,859,347 shares of Class A common stock were outstanding and entitled to vote for Proposal No. 2 (as described below). A total of 17,009,719 shares of Class A common stock or 58.94%, excluding the Company’s sponsor ARC Global Investments II LLC and the Company’s directors, officers and their affiliates, were represented in person or by proxy for the purposes of voting on Proposal No. 2. As such for Proposal No. 2 the quorum of the disinterested shareholders was 58.94%.

At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 17, 2023, as supplemented on December 5, 2023 and December 8, 2023.

Proposal No. 1: To re-elect the two (2) Class I directors of the Company’s board of directors to serve two-year terms until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified.

Director Nominee	For	Votes Withheld	Broker Non-Vote
Edward Preble	15,385,757	149,112	8,518,859
Jeffrey Smith	15,388,069	146,800	8,518,859

Proposal No. 2: To consider and vote upon a proposal to approve the convertible note compensation program pursuant to which the Company will grant convertible promissory notes to certain officers, directors and affiliates of the Company.

For	Against	Abstain/Withheld	Broker Non-Votes
7,853,283	408,945	228,632	8,518,859

Proposal No. 3: To ratify the appointment of Adeptus Partners, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

For	Against	Abstain/Withheld	Broker Non-Votes
23,901,624	69,174	82,830	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital World Acquisition Corp.

Dated: December 20, 2023	By:	/s/ Eric Swider
	Name:	Eric Swider
	Title:	Chief Executive Officer